UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 17, 2005 (August 17, 2005)

MIDLANTIC OFFICE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32606	20-2755280
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)
11200 Rockville Pike, Suite 502
Rockville, Maryland 20852
(Address and zip code of principal executive offices)
(301) 945-4300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.
     On August 17, 2005, Midlantic Office Trust, Inc. (the “Company”) filed with the Securities and Exchange Commission (“SEC”) a request to withdraw its registration statement on Form S-11 (File No. 333-124933), together will all of the exhibits thereto, which the Company filed with the SEC on May 13, 2005 and amended on July 23, 2005, July 26, 2005, July 28, 2005 and August 11, 2005. In addition, the Company expects to terminate its obligation to file periodic and current reports under Sections 13 and 15(d) under the Securities Exchange Act of 1934, as amended. The Company believes market conditions make it inadvisable to proceed with its initial public offering of common stock.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDLANTIC OFFICE TRUST, INC.
Date: August 17, 2005	By:	/s/ Sidney M. Bresler Sidney M. Bresler Chairman, President and Chief Executive Officer

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